[THE VANGAURD GROUP LOGO]

                     VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS
                        INSURED LONG-TERM TAX-EXEMPT FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 30, 1999

PORTFOLIO MANAGER
Christopher W. Alwine has replaced Danine Mueller as the Fund manager for the Pennsylvania Insured Long-Term Tax-Exempt Fund. Mr. Alwine has worked in investment management for since joining Vanguard in 1991 and has managed portfolio investments since 1996. He is a Chartered Financial Analyst, and holds a B.B.A. degree from Temple University and an M.S. degree from Drexel University.

(C)2000 The Vanguard Group, Inc. All rights reserved.           PS77N-01/07/2000
Vanguard Marketing Corporation, Distributor